ASSET EXCHANGE AGREEMENT

THIS AGREEMENT made this ___ day of October, 2015, by and between Early Equine, Inc., organized under the laws of the State of Utah ("BUYER"), located at 4685 S. Highland Drive, Suite 202, Salt Lake City, UT 84117; and Crazy for the Boys LLC, organized under the laws of the State of Delaware (the "SELLER"), located at 236 Sarles St. Mt. Kisco, NY 10549, and certain members owning membership interests in SELLER who are named below (respectively, "Members" and "Membership Interests") (each a "Party" and collectively, the "Parties").

Recitals

WHEREAS, the Board of Directors of BUYER, and the Managing Members and Members of SELLER owning in excess of 2/3rds of the Membership Interests of SELLER, have determined that it is desirable to effect a "plan of transfer to corporation controlled by transferor" meeting the requirements of Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Parties intend that the issuance of BUYER's $0.001 par value common stock ("BUYER Common Stock") to SELLER in exchange for certain assets of SELLER more particularly described in Schedule A hereto (the "Assets") shall qualify as a "tax free" transfer as contemplated by the provisions of Section 351 of the Code, or any other Section of the Code as may be applicable, though SELLER assumes any risk that such "plan of transfer to corporation controlled by transferor" may not be "tax free";

Now, Therefore, the Parties do hereby agree as follows:

In consideration of the mutual covenants contained herein, it is agreed by and between the Parties as follows:

1. BUYER shall exchange with SELLER, free and clear of all liens and encumbrances, the Assets of the SELLER listed in Schedule A only, in exchange for 5,201,500 shares of BUYER Common Stock (the "Transaction").

2. SELLER shall sell, assign, transfer and convey to BUYER the Assets of SELLER, free and clear of all liabilities, claims, liens or any encumbrances whatsoever.

3. The actions to be taken by the Parties hereto to close the Transaction as provided herein shall take place on or before October 30, 2015, at the office of SELLER legal counsel (or by conference call or escrow and exchange of the Transaction documents required or deemed necessary to complete the Transaction, by facsimile, email or courier, including the stock certificate for BUYER Common Stock, hereinafter referred to as the ("Closing Date"). At the closing (the "Closing"):

(a) SELLER shall deliver to BUYER possession of the Assets with good and sufficient instruments of transfer, conveying and transferring the Assets to BUYER. The instruments of transfer shall contain covenants and warranties that SELLER has good and marketable title in and to the Assets, all subject to the terms and conditions hereof.

(b) BUYER shall deliver to SELLER the stock certificate representing 5,201,500 shares of BUYER Common Stock, which shares shall comprise "restricted securities" as defined in Securities and Exchange Commission (the "SEC") Rule 144. The instruments of transfer shall contain covenants and warranties from BUYER that the shares of BUYER Common Stock are validly authorized and issued, fully-paid and non-assessable.

4.1 SELLER covenants, warrants and represents:

(a) SELLER has full corporate power, authority and legal right and has taken, or will take, all action required by law, its articles of organization, operating agreement or otherwise to execute and deliver this Agreement and to consummate the Transaction herein contemplated and all related agreements or understandings (the "Ancillary Agreements" [as defined below]), to the extent applicable, regarding the Agreement and the Ancillary Agreements. The Managing Members and Members owning in excess of 2/3rds of the Membership Interests of SELLER have authorized and approved the execution, delivery and performance of this Agreement, the Ancillary Agreements and the Transaction contemplated hereby, all in accordance with its articles of organization, operating agreement or otherwise.

(b) The performance of this Agreement and the consummation of the Transaction; and the Ancillary Agreements, to the extent applicable, will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, its articles of organization, operating agreement or otherwise; any statute (except federal and state securities laws, compliance with which is elsewhere provided for in particular detail); indenture; mortgage; or other agreement or instrument to which SELLER is a party or by which it is bound by any law, order, rule or regulation affecting SELLER or its "affiliates" or Members or entered by any court or governmental agency or body having jurisdiction over either or any of them; and no other consent, approval, authorization or action is required or necessary for the consummation of the Agreement and the Transaction; and the Ancillary Agreements, to the extent applicable.

(c) On Closing, this Agreement will be duly authorized, validly and legally entered into and be a binding obligation on the part of SELLER.

(d) In connection with the acquisition of BUYER Common Stock, SELLER hereby acknowledges: (i) that it has sufficient knowledge and experience to understand the nature of this Transaction and the acquisition of BUYER Common Stock and is fully capable of bearing the economic risk of the loss of its entire cost basis in the Assets exchanged therefor; (ii) receipt of

and access to all material information regarding BUYER and understands that BUYER has and will make all other material books and records of BUYER available to it for its review and inspection in connection with the acquisition of BUYER Common Stock, and that SELLER has been encouraged to review the information given to it and has been provided with the opportunity to ask any questions it may have concerning such information of any director, officer or qualified representative of BUYER or of the legal and accounting firms for BUYER; (iii) that it must bear the economic risk of ownership of BUYER Common Stock for a long period of time, the minimum of which may be one year (and could be substantially longer if BUYER is determined to have been a "shell company" as defined in applicable SEC General Rules and Regulations, for which SELLER assumes all risks, regardless of any legal opinion delivered to SELLER to the contrary in connection with the Closing of the Transaction), as these securities are "unregistered securities" and may not be sold unless any subsequent offer or sale is registered with the SEC or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), or other applicable laws, rules and regulations; (iv) that the shares of BUYER Common Stock are being acquired for investment purposes and not with a view toward further distribution; (v) that SELLER has a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution"; (vi) that SELLER understands the meaning of "unregistered securities" and knows that they are not freely tradable; and (vii) that if SELLER distributes any of BUYER Common Stock to its Members, SELLER will first obtain representations and warranties from all such Members (or other distributes) similar to those representations and warranties contained in this paragraph.

(e) SELLER is not presently involved in any activity or outstanding dispute with any taxing authority as to the amount of any property taxes due on the Assets, nor has SELLER received any notice of any deficiency, credit or other indication of deficiency from any taxing authority in respect of the Assets or otherwise.

(f) SELLER is the owner of and has good and marketable title to the Assets listed in Schedule A, free from any liabilities, claims, liens or encumbrances whatsoever and without qualification.

(g) SELLER shall indemnify and hold BUYER harmless from and against any and all claims of SELLER's creditors or otherwise regarding the Assets, and the Assets shall be transferred to BUYER, free and clear of all liabilities, claims, liens or any encumbrances whatsoever or otherwise; and the Managing Members shall "Individually" indemnify and hold BUYER harmless from and against any breach of any of the representations and warranties of SELLER herein.

(h) SELLER has or will introduce certain persons to BUYER who will be purchasing other shares of common stock of BUYER to fund the payment of all agreed upon liabilities of BUYER as outlined in Schedule B hereto, and SELLER the Managing Members signing below

"Individually" shall indemnify and hold harmless BUYER, its directors, officers, representatives and legal counsel or otherwise, from and against any and all claims of such persons who purchase these shares by reason or any misstatement or omission of a material fact made or omitted by SELLER to such persons in connections with such purchase, about information concerning SELLER or the Assets or otherwise, and the Buyer shall have no responsibility whatsoever for any information about SELLER provided to such persons; and the Managing Members signing below "Individually" shall also indemnify and hold harmless BUYER, its directors, officers, representatives and legal counsel or otherwise, from and against any such claims made by the purchasing persons.

(i) For a period of two (2) years from the Closing Date, SELLER and the Managing Members signing below (or their successors) shall ensure that BUYER complies in all respects, at a minimum, with OTC Markets, Inc. ("OTC Markets") "OTC Current Pink Information" for alternate reporting with the OTC Markets; and shall promptly file with OTC Markets (within four (4) business days of the Closing Date), all material information about this Agreement and the Ancillary Agreements.

(j) SELLER shall be responsible and shall make all applicable or necessary filings with federal and state agencies regarding the issuance of BUYER Common Stock hereunder or under any of the Ancillary Agreements, as may be applicable.

4.2 The Managing Members covenant, warrant and represent that as a condition to the Closing of this Agreement, each shall indemnify and hold Buyer harmless in respect of all representations and warranties of SELLER herein, without qualification.

4.3 All representations and warranties made by SELLER and the Managing Members or other Members signing "Individually" shall survive the Closing and for a period of one (1) year from the Closing Date, at which time such obligations shall expire and be of no further force and effect, except for the representations and warranties contained in Sections 4(d) and 4(h), which shall survive for a period of two (2) years from the Closing Date; provided, however, the survival of these representations and warranties and related obligations shall continue with respect to the breach of any matter contained in such representations or warranties that is made apparent during the applicable one (1) year and two (2) year periods until any such breach is satisfied by waiver, agreement, settlement or otherwise, with the consent of Buyer, its directors, officers, representatives and legal counsel or otherwise, as applicable.

5.1 BUYER covenants, warrants and represents:

(a) BUYER has full corporate power, authority and legal right and has taken, or will take, all action required by law, its articles of incorporation or otherwise to execute and deliver this Agreement and to consummate the Transaction herein contemplated; and the Ancillary

Agreements, to the extent applicable. The Board of Directors of BUYER has authorized and approved the execution, delivery and performance of this Agreement; and the Ancillary Agreements, to the extent applicable.

(b) The performance of this Agreement and the consummation of the Transaction; and the Ancillary Agreements, to the extent applicable, will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under BUYER's Articles of Incorporation; any statute (except federal and state securities laws, compliance with which is elsewhere provided for in particular detail); indenture; mortgage; or other agreement or instrument to which BUYER is a party or by which it is bound by any order, rule or regulation affecting BUYER or its "affiliates" entered by any court or governmental agency or body having jurisdiction over either or any of them; and no other consent, approval, authorization or action is required for the consummation of the Transaction; and the Ancillary Agreements, to the extent applicable, other than such as have been obtained.

(c) On the Closing, this Agreement (and the Ancillary Agreements, to the extent applicable), will be duly authorized, validly and legally entered into and be a binding obligation on the part of BUYER.

(d) BUYER is not presently involved in any activity or outstanding dispute with any taxing authority as to the amount of any property taxes due, nor has BUYER received any notice of any deficiency, credit or other indication of deficiency from any taxing authority.

(e) BUYER is fully authorized to issue the 5,201,500 shares of BUYER Common Stock, free from all liens and encumbrances, and all fully-paid and non-assessable, in exchange for the Assets.

(f) The 5,201,500 shares of BUYER Common Stock issued and exchanged to SELLER for the Assets will have been validly authorized and issued.

(g) BUYER has no liabilities, litigation, threatened litigation or outstanding agreements other than those listed in Schedule B (or for which duly and validly issued Forms of Release (reasonably satisfactory to SELLER) will be delivered to SELLER on Closing), which shall be paid in full at Closing from funds anticipated to be received by BUYER from a Stock Subscription Agreement from persons introduced to BUYER by SELLER, and which Stock Subscription Agreement is part of the Ancillary Agreements.

(h) BUYER, Duane S. Jenson and Teresa H. Hardman shall jointly and severely indemnify and hold harmless SELLER from and against any breach of the representations and warranties of SELLER herein.

5.2 All representations and warranties made by BUYER, Duane S. Jenson and Teresa H. Hardman shall survive the Closing and for a period of one (1) year from the Closing Date, at which time such obligations shall expire and be of no further force and effect.

6. This Agreement shall be binding upon the personal representatives, successors and assignees of the Parties. This Agreement (and the Ancillary Agreements, to the extent applicable) includes the entire transaction or transactions between the Parties in respect of the Transaction, and there are no other representations, warranties, covenants or conditions, except those specified herein; or in the Ancillary Documents, to the extent applicable; and this Agreement shall supersede the Letter of Intent of the Parties dated June 2, 2015 or any other arrangements or understandings prior to the Closing Date.

7. The Ancillary Agreements include the following: (i) Stock Subscription Agreements (together with a six (6) month Leak-Out Agreement regarding the resale of the shares to be acquired commencing on the date when the resale of the common stock acquired can be sold under SEC Rule 144) to be executed with BUYER and certain persons introduced to BUYER by SELLER under which a limited number of "accredited investors" will purchase 1,688,500 shares of $0.001 par value common stock of BUYER for prices ranging from $0.001 to $0.25 per share or an aggregate purchase price of $160,125, from which all outstanding liabilities of BUYER in Schedule B shall be paid, to the extent of $149,000, with the balance, if any of all other liabilities of BUYER being compromised pursuant to duly and validly issued Forms of Release to be delivered to SELLER on Closing (the "Accredited Investors Shares"); (ii) a Share Purchase Agreement (together with a Lock-Up/Leak-Out Agreement regarding the resale of the shares to be acquired providing that no sales of the shares acquired can be made for ninety (90) days [the "Lock-Up Period"] and resale of the shares thereafter shall be limited to 1/6th of the shares per month, during each of the next successive six (6) months [the "Leak-Out Period"]) by which certain "affiliates" of BUYER shall sell 248,500 shares of $0.001 par value common stock of BUYER collectively owned by them (and which "affiliates" shall also execute and deliver the same Lock-Up/Leak-Out Agreement regarding the resale of any BUYER shares they may retain) to three "accredited investors" or "sophisticated investor" introduced by SELLER to these "affiliates," for $0.004 per share or an aggregate purchase price of $1,000; and (iii) a ninety (90) day Lock-Up Agreement may be executed by certain pre-Closing shareholders of BUYER who own in excess of 5,000 shares of BUYER common stock.

8. This Agreement shall be governed in all respects by the laws of the State of Utah. All Parties agree that any action based upon this Agreement, the Transaction, and the Ancillary Agreements, as applicable, shall be brought within the jurisdiction of the state or federal courts situated in Salt Lake County, State of Utah, only, and that all Parties agree to the venue and jurisdiction of any such action being in such state and such county and that each Party agrees to and does hereby submit to such jurisdiction and venue for all such purposes, without qualification.

9. All matters pertaining to this Agreement and the Ancillary Agreement shall remain strictly confidential until the Closing and public disclosure thereof, and the Parties shall ensure that all persons with whom any Party deems it required or necessary to discuss the Agreement, the Transaction or the Ancillary Agreements with prior to the Closing shall first be required to execute and deliver to BUYER a Non-Disclosure and Confidentiality Agreement agreeing to such confidentiality.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals, the date and place first above written.

EARLY EQUINE, INC.

By [signature]
Duane S. Jenson, President

[signature]
Duane S. Jenson, Individually

Teresa Hardman Jenson
Teresa H. Hardman, Individually

CRAZY FOR THE BOYS LLC

By______________________________
Brian Lukow, Managing Member
(17% Membership Percentage Interest)

By______________________________
Michael Strasser, Managing Member
(15.9 % Membership Percentage Interest)

By______________________________
Brian Gold
(20% Membership Percentage Interest)

By______________________________
Neil Lukow, Member
(5% Membership Percentage Interest)

By______________________________
Goshawk Partners, Keith Coulston, General Partner (8% Membership Percentage Interest)

9. All matters pertaining to this Agreement and the Ancillary Agreement shall remain strictly confidential until the Closing and public disclosure thereof, and the Parties shall ensure that all persons with whom any Party deems it required or necessary to discuss the Agreement, the Transaction or the Ancillary Agreements with prior to the Closing shall first be required to execute and deliver to BUYER a Non-Disclosure and Confidentiality Agreement agreeing to such confidentiality.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals, the date and place first above written.

EARLY EQUINE, INC.

By______________________________
Duane S. Jenson, President

____
Duane S. Jenson, Individually

____
Teresa H. Hardman, Individually

CRAZY FOR THE BOYS LLC

By______________________________
Brian Lukow, Managing Member
(17% Membership Percentage Interest)

By______________________________
Michael Strasser, Managing Member
(15.9 % Membership Percentage Interest)

By______________________________
Brian Gold
(20% Membership Percentage Interest)

By______________________________
Neil Lukow, Member
(5% Membership Percentage Interest)

By______________________________
Goshawk Partners, Keith Coulston, General Partner (8% Membership Percentage Interest)

By______________________________
Keith Coulston, Member
(2% Membership Percentage Interest)

____
Brian Lukow, Individually

____
Michael Strasser, Individually

____
Brian Gold, Individually

____
Neil Lukow, Individually

____
Goshawk Partners, Keith Coulston, General Partner, Individually

____
Keith Coulston, Individually

9. All matters pertaining to this Agreement and the Ancillary Agreement shall remain strictly confidential until the Closing and public disclosure thereof, and the Parties shall ensure that all persons with whom any Party deems it required or necessary to discuss the Agreement, the Transaction or the Ancillary Agreements with prior to the Closing shall first be required to execute and deliver to BUYER a Non-Disclosure and Confidentiality Agreement agreeing to such confidentiality.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals, the date and place first above written.

EARLY EQUINE, INC.

By__________________________
Duane S. Jenson, President

____
Duane S. Jenson, Individually

____
Teresa H. Hardman, Individually

CRAZY FOR THE BOYS LLC

By__________________________
Brian Lukow, Managing Member
(17% Membership Percentage Interest)

By__________________________
Michael Strasser, Managing Member
(15.9 % Membership Percentage Interest)

By__________________________
Brian Gold
(20% Membership Percentage Interest)

By__________________________
Neil Lukow, Member
(5% Membership Percentage Interest)

By__________________________
Goshawk Partners, Keith Coulston, General Partner (8% Membership Percentage Interest)

By______________________________
Keith Coulston, Member
(2% Membership Percentage Interest)

____
Brian Lukow, Individually

____
Michael Strasser, Individually

____
Brian Gold, Individually

____
Neil Lukow, Individually

____
Goshawk Partners, Keith Coulston, General Partner, Individually

____
Keith Coulston, Individually

sign next to your name

9. All matters pertaining to this Agreement and the Ancillary Agreement shall remain strictly confidential until the Closing and public disclosure thereof, and the Parties shall ensure that all persons with whom any Party deems it required or necessary to discuss the Agreement, the Transaction or the Ancillary Agreements with prior to the Closing shall first be required to execute and deliver to BUYER a Non-Disclosure and Confidentiality Agreement agreeing to such confidentiality.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals, the date and place first above written.

EARLY EQUINE, INC.

By______________________________
Duane S. Jenson, President

____
Duane S. Jenson, Individually

____
Teresa H. Hardman, Individually

CRAZY FOR THE BOYS LLC

By______________________________
Brian Lukow, Managing Member
(17% Membership Percentage Interest)

By______________________________
Michael Strasser, Managing Member
(15.9 % Membership Percentage Interest)

By______________________________
Brian Gold
(20% Membership Percentage Interest)

By______________________________
Neil Lukow, Member
(5% Membership Percentage Interest)

By______________________________
Goshawk Partners, Keith Coulston, General Partner (8% Membership Percentage Interest)

Sign next to your name

By______________________________

Keith Coulston, Member
(2% Membership Percentage Interest)

____

Brian Lukow, Individually

____

Michael Strasser, Individually

____

Brian Gold, Individually

____

Neil Lukow, Individually

____

Goshawk Partners, Keith Coulston, General Partner, Individually

____

Keith Coulston, Individually

9. All matters pertaining to this Agreement and the Ancillary Agreement shall remain strictly confidential until the Closing and public disclosure thereof, and the Parties shall ensure that all persons with whom any Party deems it required or necessary to discuss the Agreement, the Transaction or the Ancillary Agreements with prior to the Closing shall first be required to execute and deliver to BUYER a Non-Disclosure and Confidentiality Agreement agreeing to such confidentiality.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals, the date and place first above written.

EARLY EQUINE, INC.

By______________________________
Duane S. Jenson, President

____
Duane S. Jenson, Individually

____
Teresa H. Hardman, Individually

CRAZY FOR THE BOYS LLC

By______________________________
Brian Lukow, Managing Member
(17% Membership Percentage Interest)

By______________________________
Michael Strasser, Managing Member
(15.9 % Membership Percentage Interest)

By______________________________
Brian Gold
(20% Membership Percentage Interest)

By______________________________
Neil Lukow, Member
(5% Membership Percentage Interest)

By______________________________
Goshawk Partners, Keith Coulston, General Partner (8% Membership Percentage Interest)

By______________________________

Keith Coulston, Member
(2% Membership Percentage Interest)

____

Brian Lukow, Individually

____

Michael Strasser, Individually

____

Brian Gold, Individually

____

Neil Lukow, Individually

____

Goshawk Partners, Keith Coulston, General
Partner, Individually

____

Keith Coulston, Individually

9. All matters pertaining to this Agreement and the Ancillary Agreement shall remain strictly confidential until the Closing and public disclosure thereof, and the Parties shall ensure that all persons with whom any Party deems it required or necessary to discuss the Agreement, the Transaction or the Ancillary Agreements with prior to the Closing shall first be required to execute and deliver to BUYER a Non-Disclosure and Confidentiality Agreement agreeing to such confidentiality.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals, the date and place first above written.

EARLY EQUINE, INC.

By____________________________
Duane S. Jenson, President

____
Duane S. Jenson, Individually

____
Teresa H. Hardman, Individually

CRAZY FOR THE BOYS LLC

By____________________________
Brian Lukow, Managing Member
(17% Membership Percentage Interest)

By____________________________
Michael Strasser, Managing Member
(15.9 % Membership Percentage Interest)

By____________________________
Brian Gold
(20% Membership Percentage Interest)

By____________________________
Neil Lukow, Member
(5% Membership Percentage Interest)

By____________________________
Goshawk Partners, Keith Coulston, General Partner (8% Membership Percentage Interest)

By ______________________

Keith Coulston, Member
(2% Membership Percentage Interest)

____

Brian Lukow, Individually

____

Michael Strasser, Individually

____

Brian Gold, Individually

____

Neil Lukow, Individually

____

Goshawk Partners, Keith Coulston, General Partner, Individually

____

Keith Coulston, Individually

Schedule A

ASSETS OF CRAZY FOR THE BOYS LLC

1. SCREENPLAY
2. CRAZY FOR THE BOYS (WGA)
3. MASTER RECORDINGS
4. CRASH THE PARTY
5. CRAZY FOR THE BOYS
6. HUG ME AND KISS ME
7. CRUSH ON YOU
8. DRAMA DRAMA
9. FALLEN FOR YOU
10. A GIRL CAN DREAM
11. GIRLS ARE SMARTER
12. RUNAWAY
13. SO AFRAID
14. WHERE YOU BELONG
15. WHEREVER YOU ARE
16. I WISH YOU WERE HERE
17. SOONER OR LATER
18. GIRL FIGHT
19. YOU KNOW HE'S HOT
20. LIVE VOCAL MEDLEY
21. BUILD ME UP BUTTERCUP
22. SOMEBODY SENT ME AN ANGEL
23. 60'S MEDLEY

24. DOO WAH DIDDY

25. EVERY TIME YOU WALK IN THE ROOM

26. PICTURE PERFECT

27. SUPERNATURAL

28. I SHOULD HAVE SAID I LOVE YOU

29. 26. DIFFERENT DRUM

30. KISS AND TELL

31. ORDINARY WORLD

32. SWEET KISSES

33. WHEN YOU GO AWAY

34. RUDOLPH THE RED NOSED REINDEER

35. GROOVY KIND OF LOVE

36. I THINK I LOVE YOU

37. PERFECTLY

38. THEN HE KISSED ME

39. BULLY BULLY NOT COMPLETED COVER OF A MAGAZINE * DEMO

TRADEMARKS

1. Drama Drama

2. Crazy for the Boys

URLs

1. Dramadrama.com
2. Crazyfotrheboys.com
3. Scab.org (Student Campaign against Bullying)

Schedule B

Outstanding Liabilities to be Paid at Closing

Accounts Payable:	
Leonard W. Burningham, Esq.	$15,249.70
Mantyla McReynolds, LLC	$ 455.10
LWB escrow - misc	$ 1,000.00
Shelley Goff	$ 2,000.00
Travis T. Jenson	$ 8,000.00
Clearline Ventures	$15,000.00
Jenson Services, Inc.	$12,272.96
Notes Payable:	
Duane S. Jenson	$69,100.00
Interest Payable – to JSI	$14,142.32
Clearline Ventures	$11,250.00
Interest Payable – to CLV	$ 529.92
TOTAL:	$149,000.00

Schedule C

Distribution of Balance of Subscription Proceeds ($11,000)

Jeffrey G. Klein, Esq.:	$5,000
New York Filing Fees:	$ 485
Estimated Federal Express Fees Three Separate New York Filing Locations and Final document delivery with certificates:	$ 120
Edgar codes and Form D filing:	$ 150
Stock issuance and transfer fees for 13 stock certificates and a one time Transfer Agent legal fee for special notations on LULO Agreements:	$ 450
Misc. Wire Fees:	$ 120
Company (Per Brian Lukow Instructions):	$3,675
Total:	$11,000